UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 19, 2004

                           Commission File No. 1-8726

                                    RPC, INC.
             (exact name of registrant as specified in its charter)

            Delaware                                            58-1550825
  (State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                         Identification Number)

        2170 Piedmont Road, NE, Atlanta, Georgia                 30324
        (Address of principal executive offices)               (zip code)

                                 (404) 321-2140
               Registrant's telephone number, including area code

Item 12. Results of Operations and Financial Condition

On April 19, 2004, registrant issued a press release titled "RPC, Inc. To Announce First Quarter 2004 Results and Host a Conference Call on April 28, 2004. - Quarterly Results to Exceed Analyst Estimates," that announces the date that RPC, Inc. will release its first quarter 2004 results. This release also provides information for the conference call that will discuss these results, and discloses that RPC, Inc. expects first quarter diluted earnings per share to exceed the published analyst estimates for the first quarter of $0.11.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits.

            Exhibit 99 - Press release dated April 19, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         RPC, Inc.

Date: April 20, 2004                                     /s/ BEN M. PALMER
                                                         -----------------------
                                                         Ben M. Palmer
                                                         Vice President,
                                                         Chief Financial Officer
                                                         and Treasurer